UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 19, 2005

                              CENTER BANCORP, INC.

             (Exact Name of Registrant as Specified in its Charter)

        New Jersey                   2-81353               52-1273725
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 (State or Other Jurisdiction (Commission File Number)    (IRS Employer
       of Incorporation)                                Identification No.)

                   2455 Morris Avenue, Union, New Jersey 07083
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

      On April 19, 2005, Center Bancorp, Inc. (the "Registrant") issued a press release regarding results for the first quarter ended March 31, 2005. A copy of this press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this report under Item 2.02 is being filed pursuant to
Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Registrant's results of operations and financial condition as of, and for the quarter ended, March 31, 2005. The Registrant intends for such information, including Exhibit 99.1, to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 8.01.   Other Events.

      On April 19, 2005, the Registrant issued a press release disclosing the declaration of a quarterly dividend. A copy of this press release is being filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

      As described above, the following Exhibits are filed as part of this Current Report on Form 8-K and are to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

      Exhibit 99.1 - Press release, dated April 19, 2005, regarding first quarter results

      Exhibit 99.2 - Press release, dated April 19, 2005, regarding the declaration of a dividend

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CENTER BANCORP, INC.

                                   By: /s/ John J. Davis
                                   -----------------------------------------
                                   Name: John J. Davis
                                   Title: President and Chief Executive Officer

Dated:  April 19, 2005

                                  EXHIBIT INDEX

Exhibit 99.1 - Press release, dated April 19, 2005, regarding first quarter results

Exhibit 99.2 - Press release, dated April 19, 2005, regarding the declaration of a dividend